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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                                 AUGUST 14, 2002
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                              ISTAR FINANCIAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         MARYLAND                   1-15371                 95-6881527
     (STATE OR OTHER              (COMMISSION              (IRS EMPLOYER
       JURISDICTION               FILE NUMBER)         IDENTIFICATION NUMBER)
    OF INCORPORATION)


     1114 AVENUE OF THE AMERICAS, 27TH FLOOR                   10036
                NEW YORK, NEW YORK                           (ZIP CODE)
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 930-9400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 9.     REGULATION FD DISCLOSURE

The Quarterly Report on Form 10-Q for the Quarter ended June 30, 2002 filed by iStar Financial Inc. on August 14, 2002 was accompanied by certifications of iStar Financial's Chairman and Chief Executive Officer and its Chief Financial Officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002. Copies of the certifications are furnished as Exhibit 99.1 to this report.

ITEM 7      EXHIBITS

      99.1 Certifications of Chairman and Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, together with Securities and Exchange Commission transmittal letter.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    iSTAR FINANCIAL INC.


Date: August 14, 2002         By:   /s/ JAY SUGARMAN
                                    --------------------
                                    Jay Sugarman
                                    Chairman and Chief Executive Officer


Date: August 14, 2002         By:   /s/ SPENCER B. HABER
                                    --------------------
                                    Spencer B. Haber
                                    President and Chief Financial Officer


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